UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 21, 2022
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, LA 71270

(Address of principal executive offices including zip code)
(318) 255-2222

(Registrant's telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBNK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	Other Events.
Origin Bancorp, Inc. (the “Registrant”) is filing this Current Report on Form 8-K to amend Exhibit 23 (the “Original Exhibit 23”) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed by the Company with the U.S. Securities and Exchange Commission on February 23, 2022 (the “Form 10-K”). Reference to the Company’s active Registration Statement on Form S-8 (No. 333-255879) was inadvertently omitted from the Original Exhibit 23. The revised consent was provided by FORVIS, LLP, the successor firm to BKD, LLP following that firm's merger with Dixon Hughes Goodman, LLP, on June 1, 2022, in the name of the predecessor firm that issued the initial consent. The revised consent attached hereto as Exhibit 23.1 (the “Revised Exhibit 23”) is incorporated herein by reference and supersedes and replaces the Original Exhibit 23. The Revised Exhibit 23 does not change any previously reported financial results or any other disclosures contained in the Form 10-K.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K.
23.1	Consent of BKD, LLP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 21, 2022	ORIGIN BANCORP, INC.

By: /s/ William J. Wallace, IV
William J. Wallace, IV
Chief Financial Officer